Exhibit 10.24

True Gold R&D Services Agreement—Amendment I

This Amendment dated May 26, 2022 (“Amendment”), is to that certain agreement entered into on 16 November 2020 (“Agreement”), by and between Security Matters, Ltd an Israeli corporation PC #515125771 c/- K&L Gates, L25, 525 Collins Street, Melbourne, Victoria 3000 (“SMX”) and True Gold Consortium Pty Ltd ACN 641 483 374 of Suite 124, 341B Cambridge Street, Wembley Western Australia 6014 (“TrueGold”). Each a “Party” and, together, the “Parties”.

Whereas	The Parties signed the Agreement and extended it but now wish to amend the “Term and Extension” provision of the Agreement;

NOW, THEREFORE, in consideration of the mutual premises, covenants and other agreements contained herein, the parties hereby agree as follows:

1.	Section 6 to the Commercial Details (Term and Extension) is hereby replaced with the following:

“This Agreement will become effective on 1 January 2021 (Commencement Date). This Agreement will expire on 31 December 2021 or upon mutual agreement in writing by both parties (Initial Term). The Initial Term shall then be automatically renewed indefinitely for 12 months periods, unless a party gave the other least 6 months’ notice of termination prior to the expiry of the term.”

2.	All other terms of the Agreement shall remain unchanged.

IN WITNESS WHEREOF the parties have executed this amendment as an agreement as of the date first hereinabove set forth.

Executed for and on behalf of Security Matters, Ltd (an Israeli corporation PC #515125771) by its authorised representative in accordance with the laws of Israel, who hereby declares that they have been duly authorised to do so, in the presence of:

/s/ Haggai Alon

Signature of authorized representative Print Name: Haggai Alon, CEO

Executed by True Gold Consortium Pty Ltd (ACN 641 483 374) in accordance with section 127 of the Corporations Act:	) ) )

/s/ Hugh Morgan		/s/ Jason Waters
Signature of Director		Signature of Director

HUGH MORGAN		JASON WATERS

Name of Director		Name of Director

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